OLD MUTUAL CASH RESERVES FUND

JULY 27, 2010 Summary Prospectus

(Class A: OCAXX)  (Class Z: OBCXX)

Before you invest in the Fund, you may want to review the Fund’s statutory prospectus and statement of additional information, which contain more information about the Fund and its risks.  You may find the Fund’s statutory prospectus, statement of additional information, and other information about the Fund online at https://www.fundinsite.com/site/old-mutual-funds.aspx.  You may also obtain this information at no cost by calling 888-772-2888 or by sending an email request to oldmutual@fundinsite.com.  The Fund’s statutory prospectus and statement of additional information, both dated July 27, 2010, are incorporated by reference into this summary prospectus.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus.  Any representation to the contrary is a criminal offense.

INVESTMENT OBJECTIVE

The Fund seeks to provide investors with current income while preserving principal and maintaining liquidity.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you or your family invest, or agree to invest in the future, at least $50,000 in Class A shares of this Fund or other retail mutual funds advised by Old Mutual Capital, Inc. More information about this and other sales charge discounts on Class A shares is available from your financial professional, in the section entitled “Investing in the Funds” in the Fund’s statutory prospectus, and in the section entitled “Purchase and Redemption of Shares” in the Fund’s statement of additional information.

FEES AND EXPENSES TABLE

	CLASS A	CLASS Z
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price)	None	None
Short Term Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged)	Not Applicable	Not Applicable
Maximum Account Fee (assessed annually on certain accounts under $1,000)	$12.00	$12.00

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.18%	0.18%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Operating Expenses	1.81%	0.70%
Total Annual Operating Expenses	2.24%	0.88%
Expense (Reduction)/Recoupment	(1.69%)	(0.58%)
Total Annual Operating Expenses After Expense (Reduction)/Recoupment (2)	0.55%	0.30%

(1)
Effective following the close of business March 12, 2010 the Fund’s Management Fee was reduced from 0.40% to 0.18%.  As a result, the expense information in the Fees and Expenses Table has been restated to reflect current fees and the Total Annual Operating Expenses shown in the Fees and Expenses Table do not correlate with the Ratios of Gross Expenses to Average Net Assets shown in the Financial Highlights.

2)
These are the expenses you should expect to pay as an investor in this Fund as a result of Old Mutual Capital’s contractual agreement to waive through December 31, 2011 that portion, if any, of the annual management fee payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual operating expenses do not exceed 0.55% and 0.30% for Class A shares and Class Z shares, respectively.   The expense limitation agreement may be amended or continued beyond December 31, 2011 by written agreement of the parties.

EXPENSE EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Your Cost

	1 Year	3 Years	5 Years	10 Years
Class A	$56	$537	$1,044	$2,441
Class Z	$31	$223	$431	$1,032

PRINCIPAL INVESTMENT STRATEGIES

To pursue its investment objective, the Fund invests exclusively in short-term U.S. dollar-denominated debt obligations of U.S. or foreign issuers that are rated in one of the two highest rating categories by any two nationally recognized rating organizations or that are unrated securities of comparable quality.  The Fund’s holdings are primarily corporate debt obligations, asset-backed commercial paper, variable rate obligations, instruments issued or guaranteed by the U.S. Government, its agencies or instrumentalities, repurchase agreements and securities of U.S. and foreign banks that Dwight Asset Management Company LLC (“Dwight”), the Fund’s Sub-Adviser, believes offer the most attractive income potential without undue risk.

Under normal market conditions, the Fund will invest more than 25% of its total assets in domestic bank obligations or obligations issued by U.S. branches of foreign banks.

PRINCIPAL RISKS

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Interest Rate Risk.  When interest rates change, the value of the Fund’s holdings will be affected.  An increase in interest rates tends to reduce the market value of debt securities, while a decline in interest rates tends to increase their values.  Securities with longer durations tend to be more sensitive to interest rate changes than securities with shorter durations.

Credit Risk.  The value of the debt securities held by the Fund fluctuates with the credit quality of the issuers of those securities.  Credit risk relates to the ability of the issuer to make payments of principal and interest when due, including default risk.  U.S. Government Securities are obligations of, or guaranteed by, the U.S. Government, its agencies or government-sponsored enterprises.  U.S. Government Securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk. Some U.S. Government Securities are issued or guaranteed by the U.S. Treasury and are supported by the full faith and credit of the United States. Other types of U.S. Government Securities are supported by the full faith and credit of the United States (but not issued by the U.S. Treasury). These securities have the lowest credit risk. Still other types of U.S. Government Securities are: (1) supported by the ability of the issuer to borrow from the U.S. Treasury; (2) supported only by the credit of the issuing agency, instrumentality or government-sponsored corporation; or (3) supported by the United States in some other way. These securities may be subject to greater credit risk. U.S. Government Securities include zero coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities.

Counter-Party Risk.  Performance could also be harmed if any of the counter-parties to repurchase agreements has its credit rating reduced or goes into default.

Market Risk.  Recent instability in the financial markets has led the U.S. government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity.  Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated.  Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions.  The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Fund’s portfolio holdings.  Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund.

Inflation Risk.  Inflation risk is the risk that your investment will not provide enough income to keep pace with inflation.

Industry and Sector Risk.  Because the Fund normally focuses its investments more in the financial services industry than other industries, factors influencing the stability of that industry could have a significant negative effect on the Fund’s performance.  These factors may include economic trends, government action, changes in interest rates, as well as the availability and cost of capital funds

PERFORMANCE INFORMATION

The following bar chart and performance table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance year to year and by showing how the Fund’s average annual returns compare to those of an unmanaged securities index.  All performance figures reflect the reinvestment of dividends and capital gains distributions.  The Fund’s past performance, both before and after taxes, does not guarantee how it will perform in the future.  Prior to March 12, 2010, the Fund was managed by a sub-adviser other than Dwight.  As a result, the Fund’s performance prior to this date may not be indicative of how it will perform in the future.

The performance shown in the bar chart and the Best Quarter and Worst Quarter returns are for the Fund’s Class Z shares, which have the longest performance record.  Performance for Institutional Class shares, presented by separate prospectus, will vary due to differences in fees and expenses.

Year-by-Year Total Returns through December 31, 2009 – Class Z Shares

2000	5.96%
2001	3.58%
2002	1.11%
2003	0.40%
2004	0.54%
2005	2.45%
2006	4.36%
2007	4.57%
2008	2.12%
2009	0.23%

The Fund’s Class Z shares year-to-date return as of June 30, 2010 was 0.02%.

Best Quarter:	1.55%	9/30/00
Worst Quarter:	0.03%	6/30/09

The table below provides average annual total return information for the Fund’s Class A, and Class Z Shares.  Institutional Class shares of the Fund are presented by separate prospectus.  The Fund’s average annual total return is compared to the Lipper Money Market Funds Average, a widely recognized composite of money market funds that invest in one of the two highest credit quality short-term money market instruments.  Sales loads are reflected in the performance table.  *Index return is for the past 10 years.  The information for Class A and Class Z shares has been combined into a single prospectus for the first time.

Average Annual Total Returns as of December 31, 2009

	Inception Date	Past 1 Year	Past 5 Years	Past 10 Years or Life of Fund (whichever is less)*

Class A	6/4/07

Before Taxes		0.19%	N/A	1.70%

Class Z	4/4/95

Before Taxes		0.23%	2.73%	2.51%

Lipper Money Market Funds Average

(Reflects No Deduction for		0.17%	2.66%	2.47%
Fees, Expenses or Taxes)

To obtain information about the Fund’s current yield, call 888-772-2888.

MANAGEMENT

Investment Manager:                                                      Old Mutual Capital, Inc.

Investment Sub-Adviser:                                           Dwight

PURCHASE AND SALE OF FUND SHARES

Minimum Investments Applicable to Class A Shares and Class Z Shares*

	Initial	Additional

Regular Accounts	$2,500	no minimum
Uniform Gifts/Transfer To Minor Accounts	$500	no minimum
Traditional IRAs	$2,000	no minimum
Roth IRAs	$2,000	no minimum
Coverdell Education Savings Accounts	$500	no minimum
Systematic Investment Plans I (“SIP I”) (1)	$500	$25
Systematic Investment Plans II (“SIP II”)(2)	No minimum	$50

*	The Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part.

(1)	If a SIP I is established, the minimum initial investment for the Fund is $500 with a monthly systematic additional investment of $25 or more. A SIP I may be established on any type of account.

(2)	An investor may establish a SIP II with no minimum initial investment if the monthly systematic additional investment is at least $50. A SIP II may be established on any type of account.

The Fund’s distributor may waive the minimum initial investment amount at its discretion.  No minimum applies to subsequent purchases effected by dividend reinvestment.  Minimum initial investment means the net amount you invest in a Fund after the deduction of any applicable initial sales charge.

You may purchase or sell your shares of the Fund on any day the Fund is open for business by contacting your broker-dealer or other financial institution at which you maintain an account, or by contacting the Fund’s transfer agent at 888-772-2888. Your broker-dealer or financial institution may charge you a fee for this service.

TAX INFORMATION

The Fund’s distributions (other than a return of capital) generally are taxable to you as ordinary income, unless you are investing through a tax deferred arrangement such as a 401(k) plan or an IRA.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Distributed by Old Mutual Investment Partners
R-10-073  07/2010